                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                            BTU INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            BTU INTERNATIONAL, INC.
                                23 ESQUIRE ROAD
                 NORTH BILLERICA, MASSACHUSETTS 01862-2596, USA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 1, 2001
                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of BTU International, Inc. will be held at the offices of the Company, 23 Esquire Road, North Billerica, Massachusetts, at 10:00 A.M. on Friday, June 1, 2001, for the following purposes:

     1. To elect four directors to serve for the ensuing year.

     2. To approve the amendment to the Restated Certificate of Incorporation to remove the Class A Preferred Stock from the shares eligible for issuance.

     3. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the meeting.

     If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          JOHN E. BEARD
                                          Secretary

North Billerica, Massachusetts
May 7, 2001

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 1, 2001
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     The enclosed proxy is solicited on behalf of the Board of Directors of BTU International, Inc. ("BTU" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on June 1, 2001 or at any adjournment thereof. The cost of solicitation of proxies will be borne by BTU. Directors, officers and employees of BTU may also solicit proxies by telephone, telegraph or personal interview. BTU will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

     The holders of record of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on April 16, 2001 are entitled to notice and to vote at the Meeting. There were 6,946,021 shares of Common Stock outstanding on that date, each of which is entitled to one vote on each matter to come before the Meeting.

     Shares of Common Stock represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted to fix the number of directors at four and for the election as directors of the nominees named below, and to remove the Class A Series Preferred Stock from the shares authorized for issuance. To be voted, proxies must be filed with the Secretary prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation with the Secretary.

     The holders of a majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Meeting. Directors shall be elected by a plurality of the votes cast at the meeting for the election of directors. The vote of a majority of the issued and outstanding shares of common stock is necessary to approve Proposal 2. The person designated as the election inspector will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the brokers or nominee do not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for the purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

     The Annual Report on Form 10K for BTU's fiscal year ended December 31, 2000 has been mailed with this proxy statement. This proxy statement and the enclosed proxy were mailed to stockholders on the same date as the date of the Notice of Annual Meeting of Stockholders. The principal executive offices of BTU are located at 23 Esquire Road, North Billerica, Massachusetts 01862-2596.

                            1. ELECTION OF DIRECTORS

     The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked to fix the number of directors at four and in favor of the election as directors of the four nominees named below, all of whom are now directors of BTU, unless authority to vote for the election of any or all of such nominees is withheld by marking the proxy to that effect.

     The persons elected as directors will serve until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if any nominee is unable to serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees or to fix the number of directors at a lesser number.

                                                      BUSINESS EXPERIENCES AND                  DIRECTOR
NAME                                                   CURRENT DIRECTORSHIPS              AGE    SINCE
----                                                  ------------------------            ---   --------
Paul J. van der Wansem....................  President, Chief Executive Officer and        61      1979
                                            Chairman of the Board of Directors of the
                                            Company.

David A.B. Brown..........................  Director of the Company; President of The     57      1989
                                            Windsor Group, Inc., a management consulting
                                            firm of which he is co-founder; Director,
                                            EMCOR Group, Inc., an electrical and
                                            mechanical engineering company; Director,
                                            Marine Drilling Companies, an owner and
                                            operator of offshore drilling rigs.
                                            Director, Technical Communications Corp., a
                                            manufacturer and marketer of encryption
                                            equipment. Director of NS Group, Inc. a
                                            manufacturer and marketer of pipe for the
                                            oil and gas industry.(1)(2)

J. Chuan Chu..............................  Director of the Company; Chairman of          81      1991
                                            Columbia International Corporation, an
                                            engineering firm; Senior Advisor, Office of
                                            the President of SRI International, an
                                            international consulting firm; Director,
                                            Interproject Corp., an international
                                            construction and trading company; Senior
                                            Research Professor, Development Research
                                            Center, State Council, China(1)(2)

Joseph F. Wrinn...........................  Director of the Company; Vice President,      47      1999
                                            Platform Engineering Manager, Industrial/
                                            Customer Division of Teradyne, Inc.(1)(2)

---------------
(1) Member of Audit Committee

(2) Member of Stock Option and Compensation Committee.

     During 2000, the Board of Directors held eight meetings. Mr. Van der Wansem, Mr. Brown and Dr. Chu attended 100% of the Board and relevant committee meetings during 2000; and Mr. Wrinn attended 88% of the Board and relevant committee meetings during 2000. Each director who is not an officer or employee of the Company receives an annual retainer. For 2000, the annual retainer for directors was $10,000 paid semi-annually, of which the directors are now permitted to elect to take up to one-half in the form of stock options. The number of shares subject to options granted pursuant to any such election by a director is equal to twice the number of shares determined by dividing the cash amount by the fair market value of the common stock on the date of the award. The exercise price of such options is equal to the fair market value of the common stock on the date of the award. The options become exercisable on the first anniversary of the date of grant and expire either three years after the date of grant, for those options issued in April 2000, or five years, for those options issued in October 2000. Under this program, on April 1, 2000, Mr. Brown, Dr. Chu and Mr. Wrinn each elected to receive an option to purchase 390 shares of common stock at an exercise price of $12.813 per share. On October 1, 2000 Mr. Brown, Dr. Chu and Mr. Wrinn each elected to receive options to purchase 367 shares of common stock at an exercise price of $13.625 per share. In addition, each non-employee director receives $750 for each Board meeting attended and $500 for each committee meeting attended independent of a Board meeting.

     During 2000, the Company paid $15,000 in consulting fees to a company of which Dr. Chu is the chairman.

     Under the Company's 1998 Stock Option Plan for Non-Employee Directors, on June 2, 2000 Mr. Brown, Dr. Chu and Mr. Wrinn each received an option to purchase 1000 shares of BTU Common Stock with an exercise price equal to the fair market value of the stock on that date ($10.125 per share). These options become exercisable with respect to one-fourth of the shares on each of the first four anniversaries of the date of grant, and expire seven years from the date of grant.

     The Audit Committee in 2000 was comprised of David A.B. Brown (Chairman),
J. Chuan Chu and Joseph F. Wrinn, who are not employees of the Company and may be considered to be independent directors. The Committee held two meeting during 2000. The Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with the independent public accountants and management the Company's internal accounting procedures and controls; and reviews with the independent public accountants the scope and results of the auditing engagement. In April 2001, the Audit Committee approved a committee charter, a copy of which is attached to the proxy statement as Appendix A.

     The Stock Option and Compensation Committee, comprised in 2000 of David A.B. Brown (Chairman), J. Chuan Chu and Joseph F. Wrinn, administers the Company's stock option and compensation plans and provides recommendations to the Board of Directors regarding compensation matters. The Committee held three meetings during 2000.

     The Company has no nominating committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, its officers and any persons holding more than ten percent of the Company's Common Stock are required to report to the Securities and Exchange Commission their, holdings of and transactions in the Common Stock. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure during 2000 to file by these dates. The Company's directors, officers and ten percent holders satisfied all of these filing requirements for 2000. In making these statements, the Company has relied on the written representations of its directors, officers and ten percent holders and copies of the reports that they have filed with the Commission and the Company.

BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information regarding beneficial ownership as of April 16, 2001 of the Company's Common Stock (i) by each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each executive officer of the Company and (iv) by all directors and executive officers of the Company as a group.

                                                                   COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                                                               SHARES        CLASS
                                                              ---------    ----------
DIRECTORS AND EXECUTIVE OFFICERS
Paul J van der Wansem(2)....................................  1,752,123       24.4%
David A.B. Brown(3).........................................      7,208          *
J. Chuan Chu(3).............................................      8,448          *
Joseph F. Wrinn(3)..........................................      3,666          *
Santo J. DiNaro(4)..........................................     35,000          *
Thomas P. Kealy(4)..........................................     24,180          *
James M. Griffin(4).........................................     12,000          *
All directors and executive officers as a group (7
  persons)(5)...............................................  1,838,959       25.6%

                                                                   COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                                                               SHARES        CLASS
                                                              ---------    ----------
5% BENEFICIAL OWNERS
FMR Corp.(6)
  82 Devonshire Street
  Boston, MA 02109..........................................    656,300        9.1%

Dimensional Fund Advisors Inc.(7)
  1299 Ocean Avenue
  Santa Monica, CA 90401....................................    516,600        7.2%

David L. Babson & Company Inc.(8)
  One Memorial Drive
  Cambridge, Ma. 02142......................................    388,000        5.4%

---------------
* Less than one percent

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or it.

(2) Includes: (i) 100,000 shares of Common Stock held by trusts, of which Mr. van der Wansem is a trustee, for the benefit of certain members of Mr. van der Wansem's family (Mr. van der Wansem disclaims beneficial ownership in the shares held in this trust); (ii) 12,223 shares held in a family limited partnership, in which Mr. van der Wansem is a general partner and a limited partner; (iii) 86,050 shares held by Mrs. van der Wansem, of which Mr. van der Wansem disclaims beneficial ownership; and (iv) 67,350 shares for Mr. van der Wansem represented by options exercisable within 60 days of the record date.

(3) Includes 5,166 shares for Mr. Brown, 4,708 for Dr. Chu and 2,666 for Mr. Wrinn represented by options exercisable within 60 days of the record date.

(4) Includes 30,000 shares for Mr. DiNaro, 11,150 for Mr. Kealy and 12,000 for Mr. Griffin represented by options exercisable within 60 days of the record date.

(5) Includes 130,374 shares represented by options which are exercisable within 60 days of the record date.

(6) According to information filed on February 14, 2001 with the Securities and Exchange Commission in a report on Schedule 13G, each of Edward C. Johnson 3d, FMR Corp., through its wholly owned subsidiary Fidelity Management & Research Company ("Fidelity"), and the Fidelity Low-Priced Stock Fund ("the Fund") has sole power to dispose of the 656,300 shares owned by the Fund. Fidelity carries out voting of the shares under written guidelines established by the Fund's Board of Trustees.

(7) According to information filed on February 2, 2001 with the Securities and Exchange Commission in a report on Schedule 13G, Michael T. Scardina of Dimensional Fund Advisors Inc. ("the Fund") has sole power to dispose of the 516,600 shares owned by the Fund. The Fund carries out voting of the shares under written guidelines established by the Fund's Board of Directors.

(8) According to information filed on January 24, 2001 with the Securities and Exchange Commission in a report on Schedule 13G, David L. Babson & Company Inc. ("Babson") in its capacity as investment adviser, may be deemed to beneficially own 388,000 shares, which are held by Investment Advisory clients. Babson carries out voting of the shares under written guidelines established by the Babson's Board of Directors.

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to compensation paid to or accrued on behalf of the persons who on December 31, 2000 were the chief executive officer and the three other most highly paid executive officers of the Company (the "Named Executive Officers"), for services to the Company for the years 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                   COMPENSATION
                                                   ANNUAL             AWARDS
                                                COMPENSATION        SECURITIES
                                            --------------------    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)   OPTIONS(#)(1)   COMPENSATION($)(2)
---------------------------          ----   ---------   --------   -------------   ------------------
Paul J. van der Wansem.............  2000    288,077    212,400       45,000             40,488
  Chairman and                       1999    273,848    222,752       45,000             36,653
  Chief Executive Officer            1998    260,000      2,290       40,000             36,453

Santo J. DiNaro....................  2000    169,096     86,400       30,000              3,751
  Executive Vice President           1999    163,846     89,100       30,000              3,200
                                     1998    150,000     16,291       30,000              2,192

Thomas P. Kealy....................  2000    111,312     34,050        7,000              2,475
  Vice President, Corporate
     Controller                      1999    105,597     35,775        5,000              2,112
  and Chief Accounting Officer       1998    100,770        846        5,000              2,015

James M. Griffin(3)................  2000    153,645     28,800       42,000              1,469
  Vice President of Sales --         1999    113,175      1,765        8,000              1,469
  Americas                           1998    110,245      1,058        2,500              1,519

---------------
(1) Options listed for 1998 were repriced on September 29, 1998 (see Stock Option Repricing table).

(2) Consists of Company contributions to individual 401(k) plans and, in the case of Mr. van der Wansem, payment for life insurance.

(3) Salary includes commission compensation, which is variable, based on sales.

                             OPTION GRANTS IN 2000

     The following table sets forth information with respect to options granted to the Named Executive Officers during 2000.

                                            INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                          -----------------------------------------------------       VALUE AT ASSUMED
                          NUMBER OF                                                ANNUAL RATES OF STOCK
                          SECURITIES     % OF TOTAL                                  PRICE APPRECIATION
                          UNDERLYING     GRANTED TO     EXERCISE                      FOR OPTION TERM
                           OPTIONS      EMPLOYEES IN      PRICE      EXPIRATION    ----------------------
                           GRANTED      FISCAL YEAR     ($/SHARE)       DATE        5% ($)       10% ($)
                          ----------    ------------    ---------    ----------    ---------    ---------
Paul J. van der
  Wansem................    45,000          14.1%        $10.31       11/17/05     $128,218     $283,329
Santo J. DiNaro.........    30,000           9.4%        $ 9.38       11/17/05     $ 77,704     $171,706
Thomas P. Kealy.........     7,000           2.2%        $ 9.38       11/17/05     $ 18,131     $ 40,065
James M. Griffin........    10,000           3.1%        $ 5.50       01/11/05     $ 15,195     $ 33,578
                            22,000           6.9%        $ 8.50       02/10/05     $ 51,665     $114,165
                            10,000           3.1%        $ 9.38       11/17/05     $ 25,901     $ 57,235

     The table below sets forth information with respect to the exercise of options during 2000 and the aggregate value at on December 31, 2001 of options held by the Named Executive Officers.

                         AGGREGATED OPTION EXERCISES IN
                    LAST FISCAL YEAR AND FY-END OPTION VALUE

                                                                      NUMBER OF               (1)
                                                                     SECURITIES            VALUE OF
                                                                     UNDERLYING           UNEXERCISED
                                                                     UNEXERCISED         IN-THE-MONEY
                                     SHARES                          OPTIONS AT           OPTIONS AT
                                   ACQUIRED ON                    DECEMBER 31, 2000    DECEMBER 31, 2000
                                    EXERCISE         VALUE          EXERCISABLE/         EXERCISABLE/
NAME                                   (#)        REALIZED($)     UNEXERCISABLE(#)     UNEXERCISABLE($)
----                               -----------    ------------    -----------------    -----------------
Paul J. van der Wansem...........         0            0           67,350/124,650       296,006/306,619
Santo J. DiNaro..................     5,000            0           30,000/ 75,000       126,563/165,938
Thomas P. Kealy..................         0            0           11,150/ 18,850        50,306/ 48,319
James M. Griffin.................         0            0            4,000/ 51,600        14,750/ 54,100

---------------
(1) Value is based on the closing sales price of the Company's Common Stock on December 29, 2000, the last trading day of 2000 ($7.625), less the applicable option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Brown, Chu, and Wrinn, none of whom is or was an executive officer of the Company during 2000, served on the Compensation Committee.

STOCK OPTION REPRICING

     The following table sets forth information concerning the repricing of stock options which occurred on September 29, 1998. This repricing was offered to all employees, with a new four year vesting schedule and five-year expiration for all repriced options. The table below sets forth information regarding repriced options held by the Named Executive Officers.

                             STOCK OPTION REPRICING

                                         NUMBER OF
                                         SECURITIES    MARKET PRICE    EXERCISE                  LENGTH
                                         UNDERLYING    OF STOCK AT     PRICE AT       NEW       OF TERM
                             DATE OF      OPTIONS        TIME OF        TIME OF     EXERCISE    REPRICED
NAME AND POSITION           REPRICING     REPRICED      REPRICING      REPRICING     PRICE      OPTIONS
-----------------           ---------    ----------    ------------    ---------    --------    --------
Paul J. van der Wansem....   9/29/98       12,000         $2.875       $4.88125      $2.875     5 Years
  President and              9/29/98       50,000         $2.875       $3.75000      $2.875     5 Years
  Chief Executive Officer    9/29/98       40,000         $2.875       $4.31250      $2.875     5 Years

Santo J. DiNaro...........   9/29/98       20,000         $2.875       $5.75000      $2.875     5 Years
  Executive Vice President   9/29/98       10,000         $2.875       $5.00000      $2.875     5 Years
                             9/29/98       20,000         $2.875       $4.31250      $2.875     5 Years

Thomas P. Kealy...........   9/29/98        5,000         $2.875       $4.43750      $2.875     5 Years
  Vice President             9/29/98        8,000         $2.875       $3.75000      $2.875     5 Years
  Corporate Controller       9/29/98        5,000         $2.875       $4.31250      $2.875     5 Years
  Chief Accounting Officer

James M. Griffin..........   9/29/98        2,500         $2.875       $4.43750      $2.875     5 Years
  Vice President of          9/29/98        3,000         $2.875       $3.75000      $2.875     5 Years
  Sales -- Americas          9/29/98        2,500         $2.875       $4.31250      $2.875     5 Years

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has submitted the following report:

     In February 2000 the Compensation Committee, in connection with a meeting of the Board of Directors approved the continuation of the Management Incentive Compensation Plan that was adopted in 1996. This plan provides for the payment to executives of the Company a cash bonus based on attaining certain goals. These goals are based both on an earnings per share target and on the accomplishment of specific organizational goals.

     Operating performance in 2000 resulted in payments pursuant to the Management Incentive Compensation Plan. (See Summary Compensation Table for actual payments)

     The Company has an Incentive Profit Sharing Plan for all eligible employees. The persons included in the Management Incentive Compensation Plan are eligible to participate in the Company-wide profit sharing plan, but any earnings they derive from this plan during the year are deducted from their bonuses earned under the Management Incentive Compensation Plan.

     In November 2000 the Compensation Committee approved the issuance of stock options to all employees, including executive officers. (See Option Grants in 2000 for actual grants to executive officers)

                                          David A.B. Brown, Chairman
                                          J. Chuan Chu
                                          Joseph F. Wrinn

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, composed of Mr. Brown, Dr. Chu and Mr. Wrinn, held two meetings during 2000. The Audit Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with such auditors and management the Company's internal accounting procedures and controls; and reviews with such auditors the audit scope and results of their audit of the consolidated financial statements of the Company. The Audit Committee adopted a new committee charter in April 2001, a copy of which is attached as Exhibit A to this Proxy Statement.

     The Audit Committee has reviewed and discussed The Company's audited consolidated balance sheets as of December 31, 2000 and 1999 and the related consolidated statements of operations, comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000 with The Company's management. The Audit Committee has discussed with Arthur Andersen LLP, The Company's independent accountants, the quality of financial reporting.

     The Audit Committee has also reviewed with Arthur Andersen LLP the matters that may affect the independence of the accountants and has discussed with Arthur Andersen LLP its independence with respect to the Company. Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in BTU International Inc.'s Annual Report on Form 10K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Board of Directors, upon recommendation of the Audit Committee, selected Arthur Andersen LLP as independent accountants of the Company for the year ending December 31, 2000. The Audit Committee has not yet formally recommended an independent accountants for the year ending December 31, 2001. We expect that representatives of Arthur Andersen LLP will be present at the Annual Meeting.

     The following table describes the fees that Arthur Andersen LLP billed to the Company for the fiscal year ended December 31, 2000. The Audit Committee of the Board of Directors has considered the effect, if any, that non-audit services provided by Arthur Andersen LLP have or might have on the continued independence of Arthur Andersen LLP.

                                             OTHER FEES
            FINANCIAL SYSTEMS DESIGN AND   (PREPARATION OF
AUDIT FEES      IMPLEMENTATION FEES         TAX RETURNS)      TOTAL
----------  ----------------------------   ---------------   --------
$116,000                                       $59,450       $175,450

                                          David A.B. Brown, Chairman
                                          J. Chuan Chu
                                          Joseph F. Wrinn

COMPARATIVE STOCK PERFORMANCE

     The following graph shows the cumulative total return on BTU Common Stock since December 31, 1994 compared to the Standard & Poors 500 Index and the Standard & Poors Technology Sector Index. Historical stock price performance is not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG BTU INTERNATIONAL, INC. THE S&P 500 INDEX
                      AND THE S&P TECHNOLOGY SECTOR INDEX
[PERFORMANCE LINE GRAPH]

                                                   BTU INTERNATIONAL,                                       S & P TECHNOLOGY
                                                          INC.                      S & P 500                    SECTOR
                                                   ------------------               ---------               ----------------
Dec 95                                                   100.00                      100.00                      100.00
Dec 96                                                    64.00                      122.96                      141.87
Dec 97                                                   110.67                      163.98                      178.89
Dec 98                                                    64.00                      210.84                      309.44
Dec 99                                                   122.67                      255.22                      541.93
Dec 00                                                   162.67                      231.98                      325.43

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

             2. TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
                       TO REMOVE CLASS A PREFERRED STOCK

     Subject to stockholder approval at the Annual Meeting of Stockholders, the Board of Directors approved on April 19, 2001, an amendment to the Company's Restated Certificate of Incorporation.

     The Company's Restated Certificate of Incorporation currently authorizes the Company to issue 2,000,000 shares of Class A Preferred Stock and authorizes the Board of Directors to issue 5,000,000 shares of Series Preferred Stock. In connection with and following the Company's initial public offering in 1989, the

Company redeemed all of the shares of Class A Preferred Stock then outstanding. There are no shares of Class A Preferred Stock or Series Preferred Stock issued and outstanding, and the Company does not have any plans to issue any such shares.

     In April 2001 the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation which would restate the Restated Certificate of Incorporation, remove all references to the Class A Preferred Stock and reduce from 2,000,000 to zero (0) the number of shares of Class A Preferred Stock that the Company is authorized to issue. Since the Company has no plans to issue any shares of Class A Preferred Stock, this amendment would have the effect of bringing the Company's Restated Certificate of Incorporation up to date. The rights of holders of shares of Common Stock would not be impaired by this proposed amendment. The Board of Directors would retain the authority to issue up to 5,000,000 shares of Series Preferred Stock.

     The Company is submitting this amendment to the Restated Certificate of Incorporation for your approval. The Board of Directors unanimously recommends that you vote "FOR" this proposal.

AUDIT MATTERS

     Arthur Andersen LLP has examined the financial statements of the Company for the year ended December 31, 2000. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 2001 must be received by the Company no later than December 17, 2001.

OTHER BUSINESS

     The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Annual Meeting of Stockholders. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

     A COPY OF BTU'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS PROVIDED TO YOU CONCURRENTLY WITH THIS PROXY STATEMENT.

                                                                       EXHIBIT A

                            BTU INTERNATIONAL, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

     1. Reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public;

     2. Reviewing the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

     3. Reviewing the Corporation's auditing, accounting and financial reporting processes;

     4. Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

     5. Reviewing and appraising the audit efforts of the Corporation's independent accountants;

     6. Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     Examples of such relationships might include:

     - A director being employed by the Corporation or any of its affiliates for the current year or any of the past five years;

     - A director accepting any compensation from the Corporation or any of its affiliates other than compensation for Board service or benefits under a tax-qualified retirement plan;

     - A director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the Corporation or any of its affiliates as an executive officer;

     - A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments that are or have been significant to the Corporation or business organization in any of the past five years;

     - A director being employed as an executive of another company where any of the Corporation's executives serves on that company's Compensation Committee.

     A director who has one or more of these relationships may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve on the Committee for a term coinciding with their Board term. A Chair shall be appointed by the Board.

MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The purpose of the two scheduled meetings of the Audit Committee is to review and approve the annual financial results of the Corporation prior to release and to review and approve the scope of the annual audit to be performed by the Corporation's independent accountants. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.3 below.

RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

   1. Review and update this Charter periodically, as conditions dictate.

   2. Review the organization's annual financial statements and any other reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

   3. Review with financial management and the independent accountants each 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

   4. Review with independent accountants the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to the Board of Directors for any changes that seem appropriate.

   5. Prepare the minutes of each meeting and distribute to all members of the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

                            INDEPENDENT ACCOUNTANTS

   6. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

   7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

   8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                          FINANCIAL REPORTING PROCESS

   9. In consultation with the independent accountants, review the integrity of the organization's financial reporting process, both internal and external.

 10. Consider the independent accountant's judgments about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

 11. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by the independent accountants or management.

                              PROCESS IMPROVEMENT

 12. Establish regular and separate systems of reporting to the Audit Committee by management and independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

 13. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

 14. Review any significant disagreement among management and the independent accountants in connection with the preparation of financial statements.

 15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                          ETHICAL AND LEGAL COMPLIANCE

 16. Review the Company's operations and determine whether management has established and maintains effective programs pertaining to the following:

          a.  Antitrust laws and policies;

          b.  Conflicts of interest;

          c.  Sensitive payments and political contributions;

          d.  Insider trading;

          e.  The use or misuse of corporate funds and confidential information;

          f.  Environmental practices;

          g. Employment practices, including discrimination and sexual harassment;

          h.  Electronic data processing and computer security;

          i.  Disaster recovery;

          j. The Company's insurance programs covering the protection of the business and assets.

 17. Review management's monitoring of the Corporation's compliance with the above programs and ensure that management has the proper review system in place to ensure that Corporation's financial statements, report and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

 18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

 19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

 20. Perform any other activities consistent with this Charter, The Corporation's By-laws and government law, as the Committee or the Board deems necessary or appropriate.

                                                                      0857-PS-01

                                  DETACH HERE

                                     PROXY

                   ANNUAL MEETING OF BTU INTERNATIONAL, INC.

                                  JUNE 1, 2001


     The undersigned hereby constitutes and appoints Paul J. van der Wansem and Thomas P. Kealy, or either of them with power of substitution to each, proxies to vote and set at the Annual Meeting of Stockholders on June 1, 2001 at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. all proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of all nominees for director, IN FAVOR of the amendment to the Restated Certificate of Incorporation to remove the Class A Preferred Stock from the shares eligible for issuance and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment hereof.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

                                  DETACH HERE


[X]   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.


PLEASE DO NOT FOLD THIS PROXY.
1. To fix the number of Directors for        2. Approve the Amendment to the
   the ensuing year at (4) and to               Restated Certificate of
   select the following (4) Directors.          Incorporation to remove the
                                                Class A Preferred Stock from the
   Nominees: (01)Paul J. van der Wansem,        Shares eligible for issuance.
             (02)David A.B. Brown,
             (03)J. Chuan Chu, and              [ ]FOR  [ ]AGAINST  [ ]ABSTAIN
             (04)Joseph F. Wrinn

   [ ]FOR ALL NOMINEES
   [ ]WITHHOLD FROM ALL NOMINEES
   [ ]FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


                                                MARK HERE FOR ADDRESS CHANGE AND
                                                NOTE AT LEFT [ ]

                                                Please sign exactly as name(s)
                                                appear hereon. When signing as
                                                attorney, executor,
                                                administrator, trustee, or
                                                guardian, please sign your full
                                                title as such. Each owner
                                                should sign.


Signature____________________________  Date:___________


Signature:___________________________  Date:___________